SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (or Date of Earliest Event Reported): February 4, 2004



                             COMPUCOM SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                          0-14371                38-2363156

(State or other jurisdiction of    (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)




7171 Forest Lane, Dallas, TX                                        75230
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (972) 856-3600

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release, dated February 4, 2004, announcing financial results for the quarter ended December 31, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information in this Current Report and in the accompanying exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On February 4, 2004, CompuCom Systems, Inc. issued a press release announcing financial results for the quarter ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         COMPUCOM SYSTEMS, INC.


Dated: February 4, 2004                  /s/ Daniel L. Celoni
                                         --------------------------------
                                         Daniel L. Celoni,
                                         Vice President, Finance, Corporate
                                         Controller and Treasurer

                                  EXHIBIT INDEX

Exhibit No.             Description
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    99.1 Press Release, dated February 4, 2004, announcing financial results for the quarter ended December 31, 2003.